Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

October 5, 2015

Santander Consumer USA Inc.

1601 Elm Street, Suite 800

Dallas, Texas 75201

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by Santander Consumer USA Inc. (the “Company”) and J.P. Morgan Securities LLC, Barclays Capital Inc., and SG Americas Securities, LLC (collectively, the “Other Specified Parties” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of automobile receivables in connection with the proposed offering of Santander Drive Auto Receivables Trust 2015-5 (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

At the instruction of the Company, we (i) accessed the “Company Website” (https://portal.santanderpartners.com) on September 22, 2015 and obtained a computer-generated automobile loan data file and related record layout as of September 17, 2015 with respect to 55,109 automobile receivables (the “August Statistical Loan File”) and (ii) randomly selected 150 automobile receivables (the “Initial Sample Receivables”) from the August Statistical Loan File.

Additionally, at the instruction of the Company, we (i) accessed the Company Website on October 1, 2015 and obtained a computer-generated automobile loan data file and related record layout as of September 30, 2015 with respect to 71,582 automobile receivables (the “September Statistical Loan File”) and (ii) randomly selected 25 automobile receivables (the “Additional Sample Receivables”) from the September Statistical Loan File with an origination date on or after September 18, 2015 (the “Additional Sample Receivables”).

The Initial Sample Receivables and Additional Sample Receivables, collectively, are herein after referred to as the “Sample Receivables.”

We performed certain comparisons and recomputations relating to the automobile loan characteristics (the “Characteristics”) set forth on the August Statistical Loan File and September Statistical Loan File, as applicable, and indicated below.

Characteristics

1. Vehicle identification number (“VIN”) 2. Origination date 3. Original amount financed 4. Original term to maturity 5. Model type (new/used) 6. Original monthly P&I payment	7. Original annual percentage rate 8. Current monthly P&I payment 9. Current annual percentage rate 10. FICO score 11. Custom score

We compared Characteristics 1. through 7. (as set forth on the August Statistical Loan File or September Statistical Loan File, as applicable) to the corresponding information set forth on or derived from an Installment Sales Contract (the “Contract”).

We compared Characteristics 1. through 5., 8. and 9. (as set forth on the August Statistical Loan File or September Statistical Loan File, as applicable) to the Company’s loan servicing system (the “Servicing System”).

We compared Characteristics 10. and 11. (as set forth on the August Statistical Loan File or September Statistical Loan File, as applicable) to two queries (collectively, the “FICO and Custom Score Query”), provided to us by the Company on (i) September 30, 2015 for the Initial Sample Receivables and (ii) October 2, 2015, for the Additional Sample Receivables from the Company’s credit system (the “Credit System”).

Further, we compared Characteristic 1. (as set forth on the August Statistical Loan File or September Statistical Loan File, as applicable) to the Title Certificate, Application for Title or Guarantee of Title, Notice of Lien, Lien Entry Form, Confirmation of Lien Perfection, Vehicle Ownership Registration Form, Electronic Verification of Title, Vehicles Dealer Temporary Permit, Dealer Rebuilder or Lessor’s Report of Sale or Lease, Department of Financing & Administration Direct Lien Filling, Application for Assignment for “E” Dealers, Lien Receipt, Notice of Security Interest, Lien and Title Information Title Report, Affidavit & Notification of Sale of Motor Vehicle or other related correspondence (collectively, the “Title Certificate”).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are noted to be “in agreement;”

•	with respect to Characteristic 4., differences of one month or less are noted to be “in agreement;”

•	with respect to Characteristic 5., for those Sample Receivables where the model type was not indicated on the Contract, we were instructed by the Company to perform our comparison to the model type set forth on or derived from the “Purchase Contract” or Title Certificate. Further, a model type of (i) “refinance,” as set forth on the Contract, is noted to be in agreement with “used,” as set forth on the August Statistical Loan File or September Statistical Loan File, as applicable, and (ii) “demo,” as set forth on the Contract, is noted to be in agreement with “new,” as set forth on the August Statistical Loan File or September Statistical Loan File, as applicable;

•	with respect to Characteristic 7., in those instances where we observed two original annual percentage rates on the Contract, we were instructed by representatives of the Company to compare the lower value original annual percentage rate to the original annual percentage rate set forth on the August Statistical Loan File or September Statistical Loan File, as applicable;

•	with respect to Characteristic 10., a FICO score of “0” as indicated on the FICO and Custom Score Query is noted to be “in agreement” with a “blank” FICO score as indicated on the August Statistical Loan File or September Statistical Loan File, as applicable; and

•	with respect to Characteristic 11., a custom score of “NULL” as indicated on the FICO and Custom Score Query is noted to be “in agreement” with a “blank” custom score as indicated on the August Statistical Loan File or September Statistical Loan File, as applicable.

In addition to the procedures described above, for each of the Sample Receivables, we looked for the existence of the following:

•	a Title Certificate (as defined above);

•	the security interest of the Company or Chrysler Capital (or an Originating Affiliate, as represented to us by the Company) is indicated on a Title Certificate;

•	a Credit Application, a Credit Application Status Report (from the Servicing System) or an Application for Financing (collectively, the “Application”) for those Sample Receivables not (i) acquired from HSBC or Triad or (ii) originated or refinanced on a specified platform, each as indicated by representatives of the Company;

•	a Credit Bureau Report, for those Sample Receivables originated by the Company or Chrysler Capital, with the exception of CarMax Tier I platform originated receivables, as indicated by representatives of the Company;

•	a Truth-in-Lending Disclosure Statement; and

•	the Agreement to Provide Insurance, Gap Waiver Addendum or other related documentation denoting the borrower’s current insurance status (collectively, the “Agreement to Provide Insurance”), for those Sample Receivables not (i) acquired from HSBC or Triad, (ii) originated or refinanced on a specified platform or (iii) system generated insurance verifications, each as indicated by representatives of the Company.

The automobile receivable documents described above, including any information obtained from the indicated systems and the FICO and Custom Score Query, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Receivable Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Receivable Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our comparisons and recomputations were performed using data imaged facsimiles or photocopies of the Receivable Documents. In addition, we make no representations as to whether the Receivable Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Receivables.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the August Statistical Loan File and September Statistical Loan File, as applicable, were found to be in agreement with the above mentioned Receivable Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile receivables underlying the August Statistical Loan File or September Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile receivables or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. The information provided to us, including the information set forth in the August Statistical Loan File and September Statistical Loan File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information. Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 5, 2015.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in original annual percentage rate

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated October 5, 2015

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Receivable number	Characteristic	Characteristic set forth on the August Statistical Loan File	Characteristic set forth on the Contract

1	21416028	Original annual percentage rate	6.00%	11.99%

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.